FREIGHT RECEIVABLES	12 Months Ended
Dec. 31, 2018
Freight Receivables [Abstract]
FREIGHT RECEIVABLES

Note 9 – Freight receivables

USDm	2018	2017	2016
Analysis as of 31 December of freight receivables:
Gross freight receivables:
Neither past due nor impaired	44.0	25.5	28.7

Past due not impaired:
Due < 30 days	18.8	26.0	13.0
Due between 30 and 180 days	20.5	18.4	18.7

Past due and impaired:
Due > 180 days	4.4	2.7	4.7
Total gross	87.7	72.6	65.1
Provision for impairment of freight receivables*	1.7	1.3	2.6
Total net	86.0	71.3	62.5
* All provisions are related to "Past due and impaired" freight receivables.

As of 31 December 2018, freight receivables included receivables at a value of USD 0.0m (2017: USD 0.0m, 2016: USD 0.6m) that are individually determined to be impaired to a value of USD 0.0m (2017: USD 0.0m, 2016: USD 0.5m).

From 1 January 2018, Management makes allowance for doubtful trade receivables based on the simplified approach to provide for expected credit losses, which permits the use of the lifetime expected loss provision for all trade receivables. This has not resulted in a material change in loss allowance compared with previous policy.

Movements in provisions for impairment of freight receivables during the year are as follows:

USDm	2018	2017	2016
Provisions for impairment of Freight receivables
Balance as of 1 January	1.3	2.6	1.7
Provisions for the year	1.7	0.6	1.9
Provisions reversed during the year	-1.0	-1.9	-1.0
Provisions utilized during the year	-0.3	-	-
Balance as of 31 December	1.7	1.3	2.6

Provisions for impairment of freight receivables have been recognized in the income statement under "Port expenses, bunkers and commissions".